SCHEDULE 14A INFORMATION
             	   Proxy Statement Pursuant to Section 14(a) of the
                          Securities Exchange Act of 1934
	                              (Amendment No.   )
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Filed by a Party other than the Registrant [  ]

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14a-6(e)(2)
[  ]	Definitive Proxy Statement
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[  ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                        	NETTER DIGITAL ENTERTAINMENT, INC.
--------------------------------------------------------------------------------
                 	(Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
                    	(Name of Person(s) Filing Proxy Statement)

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previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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                         NETTER DIGITAL ENTERTAINMENT, INC.
                              _______________________

                   NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on November 14, 1997

                             _______________________

To the Stockholders of Netter Digital Entertainment, Inc.:

    	The 1997 Annual Meeting of Stockholders of Netter Digital Entertainment, Inc., a Delaware corporation, will be held on Friday, November 14, 1997, at 10:00 a.m., P.S.T., at the offices of Netter Digital Entertainment, Inc., 5125 Lankershim Boulevard, North Hollywood, California, for the following purposes:


    	(1)  	To elect a Board of Directors;

    	(2)  	To consider and act upon a proposal to amend Netter Digital's
           Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $.01, from 6,000,000 to 20,000,000;

    	(3)  	To consider and act upon a proposal to adopt the 1997 Incentive
           Stock Option Plan;

    	(4)  	To consider and act upon a proposal to adopt the 1997 Director's
           Stock Option Plan; and

    	(5)  	To transact any other business that may properly come before the meeting.

    	Only stockholders of record at the close of business on October 3, 1997 are entitled to notice of and to vote at the meeting and any adjournments thereof.

    	All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. The giving of your proxy will not affect your right to vote in person should you later decide to attend the meeting.

                                    							By Order of the Board of Directors


                                    							John Copeland
							                                    Secretary
North Hollywood, California
October ___, 1997

                       	NETTER DIGITAL ENTERTAINMENT, INC.

                           	5125 Lankershim Boulevard
                       	North Hollywood, California  91601
                               	(818) 753-1990

                               	PROXY STATEMENT

                               	October ___, 1997

                              	GENERAL INFORMATION

    	This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Netter Digital Entertainment, Inc. ("Netter Digital" or the "Company") for the 1997 Annual Meeting of Stockholders to be held on November 14, 1997 and any postponements or adjournments thereof. This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy were first mailed to stockholders on or about October ___, 1997.

    	The execution and return of the enclosed proxy will not in any way affect a stockholder's right to attend the Annual Meeting in person.  Any stockholder giving a proxy may revoke it before it is voted by so notifying the Secretary of
Netter Digital in writing before or at the meeting, by providing a proxy bearing a later date or by attending the meeting and expressing a desire to vote in person.  Your cooperation in promptly returning the enclosed proxy will reduce
Netter Digital's expenses and enable its management and employees to continue their normal duties for your benefit with minimum interruption for follow-up proxy solicitation.

    	Only stockholders of record at the close of business on October 3, 1997 are entitled to receive notice of and to vote at the meeting.  On that date, Netter
Digital had outstanding and entitled to vote at the Annual Meeting 3,338,950 shares of Common Stock, each of which is entitled to one vote at the meeting, except as noted below with respect to the election of directors, and 49,502 shares of Series A Preferred Stock ("Preferred Stock") each of which is entitled to three votes at the meeting, except as noted below with respect to the election of directors.  The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the record date is necessary to constitute a quorum for the transaction of business.

    	Abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to the stockholders and have the same legal effect as a vote against a particular proposal. Broker non-votes are not taken into account for purposes of determining whether a proposal has been approved by the requisite stockholder vote.

    	All proxies will be voted as directed by the stockholder on the proxy card.
If no choice is specified, proxies will be voted "FOR" the directors nominated by the Board of Directors, "FOR" the amendment to Netter Digital's Certificate of Incorporation, "FOR" the adoption of 1997 Incentive Stock Option Plan, and
"FOR" the adoption of 1997 Director's Stock Option Plan.

    	If any other matters are properly presented at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place for the purpose of soliciting additional proxies, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment, subject to direction by the Board of Directors, to the same extent as the person signing the proxy. It currently is not anticipated that any other matters will be raised at the Annual Meeting.

    	The cost of preparing, printing and mailing the Proxy Statement, the Notice and the enclosed form of proxy, as well as the cost of soliciting proxies relating to the Annual Meeting, will be borne by Netter Digital.  The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers and other regular employees of Netter Digital, but no additional compensation will be paid to such individuals on account of such activities.  Netter Digital will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to their principals.

                               ELECTION OF DIRECTORS

Nominees and Voting

    	Six directors are to be elected at the Annual Meeting. All directors hold office until the next Annual Meeting and until their respective successors are elected and qualified. Directors need not be stockholders.

    	Cumulative voting applies to this election. This means that, in the election of directors, each holder of Common Stock is entitled to a number of votes equal to the number of his or her shares of Common Stock multiplied by the number of directors to be elected, and each holder of Preferred Stock is entitled to a number of votes equal to three times the number of his or her shares of Preferred Stock multiplied by the number of directors to be elected.
A stockholder may cast all of such votes for a single nominee or distribute them among the nominees as he or she sees fit. However, no stockholder is entitled to cumulate votes for a nominee unless the nominee's name has been placed in nomination prior to the vote and a stockholder has given notice at the meeting, prior to the voting, of the stockholder's intention to cumulate his or her votes. If any one stockholder gives such notice, all stockholders may cumulate their votes for nominees. The persons named in the enclosed form of Proxy may, in their discretion, cumulate votes pursuant to the proxies for any one or more nominees.

    	The Board of Directors has nominated for election as directors six persons named below, five of whom are incumbent directors. All of the nominees have indicated that they are able and willing to serve as a director.

    	Douglas Netter, the Company's Chairman of the Board, President and Chief Executive Officer, and Paul Costa, a director, own, in the aggregate, 1,930,730 shares of Common Stock, representing 55.4% of the votes entitled to be cast at the Annual Meeting, which will allow them to elect a majority of the members of the Company's Board of Directors. Messrs. Netter and Costa have advised the Board of Directors that they intend to vote all of their shares for the election of the Board's nominees.

    	The Board of Directors recommends that the stockholders vote "FOR" the election of its nominees. Unless otherwise instructed, the Board's proxies intend to vote the shares of Common Stock represented by the proxies in favor of the election of these nominees. If for any reason any of these nominees will be unable to serve, the Board's proxies will vote instead for such other person or persons as the Board of Directors may recommend.

    	The following table sets forth certain information as of October 3, 1997 with respect to the Board's current members and nominees:

                                                                  				Director
	                Name                                    	Age	          Since
                 ----                                     ---         --------

                	Douglas Netter*.........................	76            	1995
                	John Copeland*..........................	46            	1995
                	Kate Netter Forte*......................	42            	1995
                	Leonard Silverman*......................	57            	1996
                	Paul Costa*.............................	50            	1997
                	Rowland Perkins......................... 63            	1995
                	__________*.............................	__	              -

                	*  Nominee for Election to the Board of Directors

Business Experience of Directors and Nominee During the Past Five Years

	    DOUGLAS NETTER is the founder of the Company and has been its President,
Chief Executive Officer and member of its Board of Directors since its inception in 1979.  Mr. Netter was appointed Chairman of the Board in September 1995.

    	JOHN COPELAND has been with the Company since its inception serving as a producer on many of the Company's television movies, series and documentaries. He has been the Executive Vice President and Secretary of the Company since September 1995.

    	KATE NETTER FORTE joined the Board of Directors in September 1995. From 1991 to the present, Ms. Netter Forte has been the Executive Vice President of Oprah Winfrey's Harpo Films, Inc. Ms. Netter Forte is the daughter of Douglas Netter.

    	LEONARD SILVERMAN joined the Board of Directors in June 1996. Dr. Silverman spent most of his professional career at USC and since 1977 has been a Full Professor of Electrical Engineering. He is currently the Dean of the School of Engineering at USC. Dr. Silverman is internationally known for his pioneering work in the theory and application of multivariable control systems and signal processing and has more than 100 publications to his credit.

    	PAUL COSTA founded and is presently President of Videssence, Inc., established to design, manufacture and distribute media lighting products incorporating the patented and trademarked SRGB light technology. Videssence, Inc. became a wholly owned subsidiary of Netter Digital in January 1997.

    	ROWLAND PERKINS joined the Board of Directors in September 1995. Mr. Perkins founded and is presently President of Double Eagle Entertainment, Inc., established to develop and produce a multitude of entertainment products. Prior to that and from 1975 to 1994, Mr. Perkins co-founded and became President of Creative Artists Agency, Inc. Mr. Perkins term will expire upon the election of the Board members at the Annual Meeting.

    	The sole family relationship that exists between any of the directors or officers of Netter Digital is that between Douglas Netter and Kate Netter Forte, his daughter.

Meetings of the Board of Directors and Committees

    	Netter Digital maintains an Audit Committee whose current members are Mr. Perkins, Ms. Forte, and Mr. Silverman. The Audit Committee's responsibilities include approval of the selection and engagement of independent accountants and review of the plan and scope of their audit for each year, the results of such audit when completed and their fees for services performed. The Audit Committee also assists and makes recommendations to the Board of Directors in fulfilling the Board's responsibilities relating to Netter Digital's accounting, financial reporting and internal control functions and reviews and passes upon all transactions with affiliates and other persons having a material financial interest in Netter Digital. The Audit Committee met twice during fiscal 1997.

    	Netter Digital maintains a Compensation Committee whose current members are
Mr. Perkins and Mr. Silverman.  The Compensation Committee approves the compensation of the executive officers of Netter Digital, formulates and reviews significant compensation policies and decisions and administers Netter Digital's stock option plan.  The Compensation Committee did not meet during fiscal 1997.

    	Netter Digital's Board of Directors met four times during fiscal 1997. Each director attended at least 75% of the meetings of the Board of Directors and all of the committees on which he or she served, except for Kate Netter Forte who attended 50% of the meetings of the Board of Directors. Netter Digital does not maintain a nominating committee.

Compensation of Directors

    	Netter Digital does not currently pay or intend to pay cash compensation to its directors for their services in that capacity; however, directors who are not employees are reimbursed for out-of-pocket expenses incurred in connection with their attendance at Board of Directors or committee meetings.  The Netter
Digital Entertainment, Inc. 1995 Stock Option Plan (the "1995 Plan"), which was amended by the Board of Directors on September 19, 1997 to eliminate the provision for any further option grants thereunder to non-employee directors, provided that each non-employee director, within six months after taking office as a member of the Board of Directors of the Corporation (whether elected by the stockholders or the Board of Directors), automatically would be granted a stock option to purchase 30,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant.  Furthermore, the 1995 Plan provided that each such director would receive additional options to acquire 10,000 shares of Common Stock on the first anniversary of such director taking office and another set of options to acquire 10,000 shares of
Common Stock on the second anniversary of such director taking office, provided the director still held office on that anniversary date.  As reported in the footnotes to "Ownership of Common Stock" below, certain grants have been made to the current non-employee directors of Netter Digital under the 1995 Plan.

    	Pursuant to the provisions of the Netter Digital Entertainment, Inc. 1997 Directors' Stock Option Plan, if such plan is adopted by Netter Digital's stockholders at the Annual Meeting, (a) each current non-employee director, upon his or her reelection to the Board of Directors at the Annual Meeting will be granted, immediately following such adoption, an initial stock option to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value on the date of grant, and (b) each new non-employee director, on the date of his or her election to the Board of Directors (whether elected by the stockholders or the Board of Directors), will be granted, an initial stock option to purchase 30,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. In addition to receiving such initial stock option, each non-employee director continuing to serve on the Board automatically will be granted an additional stock option to purchase 10,000 shares of Common Stock, at an exercise price equal to the fair market value of the Common Stock on the date of grant, on each successive anniversary of the date on which such non-employee director was granted an initial stock option; provided, however, that in no event shall any non-employee director receive more than four such additional stock options. For a description of the 1997 Directors' Stock Option Plan, see "Approval of 1997 Directors Stock Option Plan," below.

                                 EXECUTIVE OFFICERS

    	The current executive officers of Netter Digital, their ages and positions are as follows:

            	Name                         	Age              	Position
             ----                          ---               --------
Douglas Netter............................	76         Chairman of the Board,
                                                      President and Chief
                                                      Executive Officer
John Copeland.............................	46         Executive Vice President,
                                                      Secretary and Director
Thomas Jorgenson..........................	42        	Chief Operating Officer

    	For a description of the business experience of Mr. Netter and Mr. Copeland during the past five years, see "Election of Directors - Business Experience of
Directors and Nominee During the Past Five Years", above.

     MR. JORGENSON joined the Company as Chief Operating Officer in August 1996. From 1994 to 1996, Mr. Jorgenson was Co-Chairman of the Board, Chief Operating Officer and Chief Financial Officer of Spectral, Inc., a manufacturer of digital audio editing hardware and software products. From 1984 to 1994, Mr. Jorgenson held various financial, business planning and operations management positions in the operating business units and the corporate office at Harman International Industries, Inc., a Fortune 500 manufacturer of audio equipment.

                             OWNERSHIP OF COMMON STOCK

    	The following table sets forth information with respect to the beneficial ownership of Netter Digital Common Stock as of October 3, 1997 by (i) each director and nominee of the Company, (ii) the Chief Executive Officer of the Company and the three most highly compensated executive officers whose compensation and bonus exceeds $100,000 per annum, and (iii) all of the executive officers and directors as a group. The Company is not aware of any other person who is a beneficial owner of more than 5% of its outstanding Common Stock. Unless otherwise indicated, each of the entities and persons named in the table has sole voting and investment power with respect to all shares of Common Stock beneficially owned by it or him, except to the extent that authority is shared by spouses under applicable law.

            		                                       Shares Beneficially     Percent
                                                       			  Owned  	          Voting
                                                            -----
     	Name and Address                    	         Number		   Percent (1)   Power (2)
      ----------------                              ------     -----------   ---------
  	Douglas Netter  (3)	                           1,589,000	      47.6%        45.6%
  	Paul Costa  (4)	                                 431,730	      12.6%	        9.8%
  	John Copeland  (3)	                              150,000       	4.5%	          0%
  	Rowland Perkins  (5)	                             50,000	       1.5%	          0%
  	Kate Forte  (5)	                                  50,000       	1.5%	          0%
	  Leonard Silverman  (5)	                           40,000	       1.2%	          0%
	  Thomas Jorgenson  (6)	                            24,700	          *	           *
	  George Johnsen (7)	                               24,000	          *	           *
	  All Directors and Officers as a group          2,185,430 (8)  	60.9% (8)    55.4%

_________________
Unless otherwise indicated, the address for all persons listed is 5125
Lankershim Blvd., North Hollywood, CA  91601

* Indicates ownership of less than 1%

<F1>
  	(1)	Based on an aggregate of 3,338,950 shares of Common Stock outstanding and, with respect to particular persons, shares underlying options or warrants exercisable now or within the next 60 days.
<FN2>
	  (2)	Based on an aggregate of 3,487,456 shares of Common Stock outstanding and shares of Preferred Stock outstanding, each of which is entitled to three votes.
<F3>
	  (3)	In December 1989, Mr. Netter granted Mr. Copeland an option to purchase 100,000 shares owned by Mr. Netter, exercisable at $0.01 per share, and in September 1995, Mr. Netter granted Mr. Copeland an option to purchase 50,000 shares owned by Mr. Netter, exercisable at $4.00 per share.  All of such options are presently exercisable and are included in this table.  Mr. Copeland's options remain unexercised.
<F4>
	  (4)	In association with the Company's merger with Videssence, Inc. in
       January 1997 (the "Videssence Merger"), Mr. Costa was issued 341,730 shares of the Company's common stock and a non-statutory option, which is currently fully exercisable, to purchase 90,000 shares of the Company's
       Common Stock at an exercise price of $3.00 per share.
<F5>
	  (5)	Under the 1995 Plan, Mr. Perkins, Ms. Forte, and Mr. Silverman were each granted options to purchase from the Company 50,000 shares of the
       Company's Common Stock.  Of these options, 50,000 are currently exercisable at $10.25 per share by Mr. Perkins and Ms. Forte, while
       40,000 are currently exercisable at $5.00 per share by Mr. Silverman.
       All of such options are included in this table.  These options remain unexercised.
<F6>
	  (6)	Under the 1995 Plan, Mr. Jorgenson was given two grants of 50,000 options each, of which 20,000 are currently exercisable; 10,000 at $3.00 per share and 10,000 at $4.13 per share.  All are included in this table.
       These options remain unexercised.
<F7>
	  (7)	Under the 1995 Plan, Mr. Johnsen was granted 70,000 options to purchase shares of Company Common Stock, of which 46,000 immediately expired upon
       Mr. Johnsen's resignation on August 1, 1997 and 24,000 will expire, if not exercised, by November 1, 1997.
<F8>
	  (8)	Of the shares included as beneficially owned by all directors and executive officers as a group, 250,000 shares may be acquired by exercise of options, not including (a) the 150,000 options granted by Mr. Netter to Mr. Copeland and (b) the options granted to Mr. Johnsen, who is no longer an officer of the Company.  All of such options are presently exercisable and are included within this table.

                           EXECUTIVE COMPENSATION

Summary Compensation Table

    	The following table summarizes all compensation paid to Netter Digital's Chief Executive Officer and to each of the other three most highly paid executive officers receiving compensation and bonus in excess of $100,000 for services rendered in all capacities to Netter Digital for the fiscal year ended June 30, 1997.

					                                                    	Long Term
                            		 	 Annual Compensation   Compensation Awards
                                 -------------------   -------------------
      	Name and			                           		       Securities Underlying 	  All Other
  	Principal Positions     	Year  	Salary	  	Bonus (2)   	Options/SARs	       Compensation
   -------------------      ----   ------    ---------    ------------        ------------
Douglas Netter             	1997	 $228,365	 	$27,404	          N/A	            $50,535 (4)
 	CEO/President/Chairman	   1996	 $234,753	  $55,417	          N/A             $30,052 (3)
 	of the Board           	  1995	 $156,000	  $42,000	          N/A	              N/A

John Copeland	              1997	 $140,394  	$49,606	          N/A	            $26,708 (5)
 	Executive Vice President 	1996	 $195,156	  $29,167	        50,000             $4,223 (6)
		                         	1995	 $171,600	     N/A	           N/A	              N/A

Thomas Jorgenson (1)     	  1997	 $118,448	     N/A	        100,000	             N/A
 	Chief Operating Officer

George Johnsen 	            1997	 $152,870	  $23,760         20,000 (7)	         N/A
 	Senior Vice President  	  1996  $127,778	  $21,667	        50,000 (7)          N/A
                         			1995  	$86,228	     N/A	          N/A  	             N/A
_________________

<F1>
(1)	Thomas Jorgenson was hired in August 1996 as the Company's Chief Operating
    Officer.  His base salary is $140,000.  He has received an option to purchase 100,000 shares of the Company's Common Stock under the 1995 Plan. Further, his employment agreement provides for an annual bonus to be determined in the discretion of the Board of Directors.
<F2>
(2)	Participation in producer fees of projects produced.
<F3>
(3)	Automobile allowance of $11,284 and personal life insurance of $18,768.
<F4>
(4)	Automobile allowance of $13,000 and personal life insurance of $37,535.
<F5>
(5)	Automobile allowance of $6,500, personal life insurance of $1,255, a television director's fee of $14,673, which was paid to Mr. Copeland by one of the Company's subsidiaries and earnings participation of $4,280.
<F6>
(6)	Automobile allowance of $3,500 and personal life insurance of $723.
<F7>
(7)	George Johnsen resigned from the Company on August 1, 1997.  Upon his resignation, 46,000 of these options immediately expired while the remaining 24,000 will expire if not exercised by November 1, 1997.

Option Grants in Last Fiscal Year

    	The following table sets forth certain information at June 30, 1997, and for the fiscal year then ended, with respect to stock options granted to the individuals named in the Summary Compensation Table.

                    Number of     Percent
                    Securities    of Total                  Grant
                    Underlying    Granted to     Exercise   Date
                    Options       Employees in   Price Per  Market   Expiration
Name                Granted(1)    Fiscal 1997    Share (2)  Price    Date
----                ----------    ------------   ---------  -----    ----------
Thomas Jorgenson    50,000           38.5%       $3.00      $3.00    12/23/06
Thomas Jorgenson    50,000           38.5%       $4.13      $4.13    4/15/07
George Johnsen      20,000(3)        15.4%       $4.13      $4.13    4/15/07
________________
(1)	All options have a ten-year term and are subject to vesting over a five-year period, with 20% of the options becoming exercisable on each successive anniversary of the date of grant.
(2)	The exercise price may be paid by delivery of owned shares of Common Stock valued at fair market value on the date of exercise.
(3)	George Johnsen resigned from the Company on August 1, 1997.  Upon his resignation, 16,000 of these options immediately expired, while the remaining 4,000 will expire if not exercised by November 1, 1997.

Option Exercises in Last Fiscal Year and Fiscal Year End Value

    	The following table sets forth information with respect to the named executive officers with respect to the unexercised stock options held by them as of the end of the fiscal year ended June 30, 1997. On June 26, 1996, the Company cancelled outstanding stock options to purchase an aggregate of 302,000 shares of the Company's Common Stock at an exercise price of $10.25 per share which had been issued under the 1995 Plan and reissued to the original optionees new stock options to purchase an aggregate of 302,000 shares of the Company's Common Stock at an exercise price of $5.00 per share, the fair market value of the shares on the date of grant, under the 1995 Plan. However, no stock options issued under the 1995 Plan have been exercised.

	                         Number of Securities
                               Underlying	           	   Value of Unexercised
                        Unexercised Options held at	   In-the-Money Options at
		                            June 30, 1997			             June 30, 1997 (1)
                              -------------                -----------------
  	Name	               Exercisable		  Unexercisable	  Exercisable	 Unexercisable
   ----                -----------    -------------   -----------  ------------
	  Thomas Jorgenson	     20,000	         80,000	        $8,800	       $35,200
	  George Johnsen (2)	   24,000	         46,000	           0	             0
_________________
(1) Based upon the difference between the closing price of the Common Stock on
    June 30, 1997 of $3.88 and the option exercise price.
(2)	George Johnsen resigned from the Company in August 1997.  Upon his resignation, the unexercisable options immediately expired while the remaining exercisable options expire within 90 days of the date of his resignation.

Employment Agreements

    	In September 1995, the Company entered into a five year employment agreement with Douglas Netter. The Company and Mr. Netter modified his employment agreement, effective October 1, 1996, to provide (a) for a base salary of $250,000 and (b) that Mr. Netter will be entitled to warrants to purchase 10,000 shares of Common Stock in any year the Company attains a net income level determined by the Compensation Committee. Mr. Netter will be granted "piggyback" registration rights in conjunction with any such warrant grant. Mr. Netter was not entitled to receive any such warrants for fiscal 1997. He also receives customary executive benefits and a $2,000,000 life insurance policy for his designated beneficiary's benefit.

    	In September 1995, the Company also entered into a five year employment agreement with John Copeland. Under this agreement, his base salary is $140,000, and he is entitled to 25% of the executive producer fees earned by the Company for his services rendered in that capacity for each production ("Producer Fees"). Mr. Copeland's total base salary plus Producer Fees were capped at $190,000 for the first year of service. The Compensation Committee may adjust Mr. Copeland's base salary and base salary cap in its reasonable discretion in any year. Under the agreement, Mr. Copeland is also entitled to
(a) an annual bonus of 2% of the Company's net income before taxes and (b) 2,500 warrants in any year the Company attains a net income level determined by the Compensation Committee. Mr. Copeland will be granted "piggyback" registration rights in conjunction with any such warrant grant. Mr. Copeland was not entitled to receive any such warrants for fiscal 1997. He also receives customary executive benefits and a $1,000,000 life insurance policy for his designated beneficiary's benefit.

                  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    	On November 20, 1995, Douglas Netter, the Company's Chairman of the Board, Chief Executive Officer, and President, entered into a promissory note with the Company in the amount of $194,876, bearing interest at 7.25% per annum. In May 1997, the Board of Directors elected to extend the term of the note by one year. At that time, Mr. Netter paid all interest payable as well as a portion of the principal. The entire unpaid principal balance and all the accrued interest (collectively, $159,582 as of September 17, 1997) is due on May 20, 1998.

    	During the years ended June 30, 1996 and June 30, 1997, the Company rented trailers in connection with one of its productions for approximately $118,000 per annum from a company which is 50% owned by John Copeland, an officer and director of the Company, and his spouse.

    	In March 1996, the Company entered into a business consulting agreement which expired in February 1997 with Geoffrey Talbot, a former member of the Company's Board of Directors, which provided for a monthly fee of $5,000. Under the terms of the agreement, Mr. Talbot was to locate suitable acquisitions or joint ventures or assist the Company in consummating similar transactions. A similar agreement was entered into with Mr. Talbot in March 1997 providing for the payment of monthly fees of $3,000 for six months. Mr. Talbot left the Board of Directors in March 1997. In a separate consulting agreement entered into by Mr.Talbot and the Company in June 1996, the Company agreed to pay $10,000 per month for two months to assist with the completion of the Videssence Merger and to advise Videssence, Inc. with regard to its current operations.

    	During the year ended June 30, 1996, the Company contracted with a computer graphics company to produce certain visual effects for two of its productions in the aggregate amount of approximately $1,834,000.  Until February 1996, the computer graphics company was 10% owned by the spouse of John Copeland, the
Executive Vice President and Secretary and a director of the Company.

              	APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
            TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

General

    	The Board of Directors believes that it is in the best interests of the Company and its stockholders to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 6,000,000 to 20,000,000 shares. Accordingly, the Board of Directors has approved, and recommends that the stockholders of the Company approve, an amendment to the Company's Certificate of Incorporation to effect the increase in the number of authorized shares of Common Stock. The additional shares of Common Stock for which authorization is sought would be identical to the shares of Common Stock of the Company now authorized. Holders of Common Stock do not have preemptive rights to subscribe to additional securities which may be issued by the Company. The following description of the proposed amendment to the Certificate of Incorporation (the "Amendment") is merely a summary, is not intended to be complete and is qualified in its entirety by reference to the copy of the resolution approving the Amendment which is attached hereto as Appendix A.

Purposes of the Increase in the Authorized Number of Shares of Common Stock

    	The Company's Certificate of Incorporation currently authorizes the issuance of 6,000,000 shares of Common Stock, par value $.01 per share. As of October 3, 1997 there were 3,338,950 shares of Common Stock issued and outstanding. In addition, 162,651 shares are reserved for issuance upon the conversion of outstanding shares of Preferred Stock and shares of Preferred Stock issuable upon conversion of outstanding warrants, 386,000 shares are reserved for unexercised options granted to employees and members of the Board of Directors under the 1995 Plan, 1,048,500 shares are reserved for unexercised warrants and options, 932,444 shares are reserved for issuance under the Agreement and Plan of Merger between the Company and Videssence, Inc. in the event certain earnings targets are met. Accordingly, as of October 3, 1997, Netter Digital has issued and/or was obligated to hold in reserve an aggregate of 5,868,545 shares of Common Stock. Further, the Company has reserved an additional 114,000 shares of Common Stock for issuance under the 1995 Plan, and, if the Company's 1997 Incentive Stock Plan and 1997 Directors' Stock Option Plan (for a description of these plans see "Approval of 1997 Incentive Stock Option Plan" and "Approval of 1997 Directors' Stock Option Plan" below) are approved at the Annual Meeting, the Company will reserve an additional 950,000 shares of Common Stock for issuance under these plans. As a result, Netter Digital needs to increase its number of authorized shares of Common Stock to provide sufficient shares in reserve to meet such existing and contingent obligations.

    	The proposed increase in authorized shares of Common Stock also will enhance the Company's flexibility in connection with possible future actions, such as acquisitions, financing transactions, stock splits, stock dividends and such other corporate purposes that may arise. Having such authorized Common Stock available for issuance in the future would give the Company greater flexibility and would allow additional shares of Common Stock to be issued without the expense and delay of obtaining the approval or consent of stockholders at the same time such shares are needed. The Company is not presently engaged in any negotiations with respect to the use of any shares of the additional authorized capital stock, nor are there currently any commitments, arrangements or understandings with respect to the issuance of such shares.

Effect of Increasing the Authorized Number of Shares of Common Stock

    	The future issuance of additional shares of Common Stock may dilute the existing stockholders' percentage ownership and may have a potential anti-takeover effect by enhancing the ability of the Company to issue additional shares which could be used to dilute the stock ownership of stockholders seeking to control the Company. The Board of Directors is not aware of any present efforts by and persons to accumulate Common Stock or to obtain control of the Company, and the increase in the authorized number of shares of Common Stock is not intended to be an anti-takeover device. The increase of authorized shares of Common Stock will not alter the par value of the Common Stock or the rights of stockholders. The Board of Directors cannot predict what effect the increase in the authorized number of shares of Common Stock will have on the market price of the Common Stock.

Appraisal Rights

    	Under the Delaware General Corporation Law, dissenting stockholders are not entitled to appraisal rights with respect to the Company's proposed amendment to its Certificate of Incorporation to increase the number of authorized shares of
Common Stock, and the Company will not provide stockholders with any such right.

Voting Requirement

    	Approval of the proposal to increase the number of authorized shares of Common Stock requires the affirmative vote of the holders of stock representing a majority of the votes entitled to be cast at the Meeting.

    	Messrs. Netter and Costa who own, in the aggregate, 1,930,730 shares of Common Stock, representing 55.4% of the votes entitled to be cast at the Annual Meeting, have advised the Board of Directors that they intend to vote all of their shares in favor of the increase in the authorized number of shares of Common Stock.

    	The Board recommends the stockholders vote "FOR" the increase in the authorized number of shares of Common Stock.

                    	APPROVAL OF 1997 INCENTIVE STOCK OPTION PLAN

Introduction

    	On August 29, 1997, the Board of Directors adopted, subject to stockholder approval, the Netter Digital Entertainment, Inc. 1997 Incentive Stock Option
Plan (the "1997 Plan"). The 1997 Plan enables the Board of Directors to grant to executive officers, key employees and consultants of the Company and its subsidiaries, including employee directors, options to purchase shares of Common Stock. The 1997 Plan provides that the maximum number of shares of Common Stock issuable upon the exercise of options granted under the 1997 Plan (sometimes called "Option Shares" herein) is limited to 600,000.

    	The Board of Directors believes the opportunity to receive options under the 1997 Plan provides an important incentive to employees to make significant and extraordinary contributions to the long-term performance and growth of the Company. While the Company currently has in place the 1995 Plan, as a result of prior grants made under the 1995 Plan, there were only 114,000 Option Shares available for future grants as of September 17, 1997. Accordingly, the Board of Directors recommends that stockholders vote "FOR" the 1997 Plan in order to assure that the Company will have available sufficient options and Option Shares to serve as a vehicle for attracting and retaining employees of exceptional ability.

    	Messrs. Netter and Costa, who own, in the aggregate, 1,930,730 shares of Common Stock, representing 55.4% of the votes entitled to be cast at the Annual Meeting, have advised the Board of Directors that they intend to vote all of their shares in favor of the 1997 Plan.

    	The full text of the 1997 Plan is set forth as Appendix B hereto, and stockholders are urged to refer to it for a complete description of the 1997 Plan. The summary of the principal features of the 1997 Plan which follows is qualified in its entirety by reference to the complete text of the 1997 Plan.

Principal Features of the Plan

    	Stock options granted under the 1997 Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), if so designated on the date of grant. Stock options that are not designated or do not qualify as incentive stock options are nonstatutory stock options and are not eligible for the tax benefits applicable to incentive stock options.

    	No stock options may be granted under the 1997 Plan after August 28, 2007. If a stock option expires, terminates or is canceled for any reason without having been exercised in full, the shares of Common Stock not purchased thereunder are available for future grants.

    	The 1997 Plan is administered by the Board of Directors. Employee directors are eligible to receive awards under the 1997 Plan. Non-employee directors are eligible to receive awards under the 1997 Directors' Stock Option Plan (see "Approval of 1997 Directors' Stock Option Plan" below), but not under the 1997 Plan. The Board of Directors has complete authority, subject to the express provisions of the 1997 Plan, to approve the employees nominated by the management of the Company to be granted stock options, to determine the number of stock options to be granted to employees (up to a maximum of 300,000 stock options per employee), to set the terms and conditions of stock options, to remove or adjust any restrictions and conditions upon stock options and to adopt such rules and regulations, and to make all other determinations, deemed necessary or desirable for the administration of the 1997 Plan.

    	In selecting optionees, consideration is given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and supervisor recommendations. Awards may be granted to the same employee on more than one occasion. Each stock option is evidenced by a written option agreement in a form approved by the Board of Directors.

    	The purchase price (the "Exercise Price") of Option Shares must be at least equal to the fair market value of such shares on the date the stock option is granted.  The determination of fair market value of Option Shares is based on
Nasdaq quotations.  The stock option term is for a period of ten years from the date of grant or such shorter period as is determined by the Board of Directors.
Each stock option may provide that it is exercisable in full or in cumulative or noncumulative installments, and each stock option is exercisable from the date of grant or any later date specified therein, all as determined by the Board of
Directors.  The Board of Directors' authority to take certain actions under the
1997 Plan includes authority to accelerate vesting schedules and to otherwise waive or adjust restrictions applicable to the exercise of stock options.

    	Each stock option may be exercised in whole or in part (but not as to fractional shares) by delivering a notice of exercise to the Company, together with payment of the Exercise Price. The Exercise Price may be paid in cash, by cashier's or certified check or, if the Board of Directors authorizes payment in stock, by surrender of previously owned shares of Common Stock.

    	Except as otherwise provided below, an optionee may not exercise a stock option unless from the date of grant to the date of exercise the optionee remains continuously in the employ of the Company. If the employment of the optionee terminates for any reason other than death or disability, the stock options then currently exercisable remain exercisable for a period of three months after such termination of employment, subject to earlier expiration at the end of their fixed term. If the employment of the optionee terminates because of death, the stock options then currently exercisable remain in full force and effect and may be exercised at any time during the option term pursuant to the provisions of the 1997 Plan. If the employment of the optionee terminates because of disability, the stock options then currently exercisable remain exercisable for a period of twelve months after such termination of employment, subject to earlier expiration at the end of their fixed term.

    	An employee may receive incentive stock options covering Option Shares of any value, provided that the value of all Option Shares subject to one or more of such incentive stock options which are first exercisable in any one calendar year may not exceed the maximum amount permitted under Section 422 of the Code (currently $100,000).

    	Each stock option granted under the 1997 Plan is exercisable during an optionee's lifetime only by such optionee or by such optionee's legal representative. Incentive stock options are transferable only by will or the laws of intestate succession, but the Board of Directors has the discretion to grant non-statutory stock options free of such restrictions.

    	The Board of Directors may at any time suspend, amend or terminate the 1997
Plan.  Stockholder approval is required, however, to materially increase the benefits accruing to optionees, materially increase the number of securities which may be issued (except for adjustments under anti-dilution clauses) or materially modify the requirements as to eligibility for participation.  The
1997 Plan authorizes the Board of Directors to include in stock options provisions which permit the acceleration of vesting in the event of a change in control of the Company resulting from certain occurrences.

    	To date, no stock options have been granted under the 1997 Plan. Future grants under the 1997 Plan will be made at the discretion of the Board of Directors and are not yet determinable.

    	The Company intends to maintain a current Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act") with respect to the Option Shares issuable upon the exercise of stock options granted under the 1997 Plan.

Summary of Federal Income Tax Consequences

    	The following discussion is a short summary of the Federal income tax consequences of the grant and exercise of stock options under the 1997 Plan.

Tax Consequences to Optionees

    	Incentive Stock Options.  An optionee recognizes no taxable income upon the grant of an incentive stock option.  In addition, there will be no taxable income recognized by the optionee at the time of exercise of an incentive stock option provided the optionee has been in the employ of the Company at all times during the period beginning on the date of grant and ending on the date three months before the date of exercise.

    	Gain recognized upon a disposition of the Option Shares generally will be taxable as long-term capital gain if the shares are not disposed of within (i) two years from the date of grant of the incentive stock option and (ii) one year from the exercise date. If both of these conditions are not satisfied, the disposition is a "disqualifying disposition". In that event, gain equal to the excess of the fair market value of the Option Shares at the exercise date over the Exercise Price generally will be taxed as ordinary income and any further gain will be taxed as long-term capital gain if the shares were held more than 12 months. Different rules apply if an optionee exercises a stock option by surrendering shares of Common Stock which were previously acquired upon the exercise of an incentive stock option and with respect to which the optionee has not satisfied certain holding periods.

    	Shares acquired upon the exercise of an incentive stock option by the payment of cash will have a basis equal to the Exercise Price of the stock option. Different rules apply if an optionee exercises a stock option by surrendering previously owned shares of Common Stock.

    	Upon the exercise of an incentive stock option, an amount equal to the excess of the fair market value of the Option Shares at the exercise date over the Exercise Price is treated as alternative minimum taxable income for purposes of the alternative minimum tax.

    	Incentive stock options exercised by an optionee who has not satisfied the applicable requirements as to continuous employment do not qualify for the tax treatment discussed above. Instead, the exercise of such options will be subject to the rules which apply to the exercise of nonstatutory stock options.

    	Nonstatutory Stock Options. An optionee recognizes no taxable income upon the grant of a nonstatutory stock option. In general, upon the exercise of a nonstatutory stock option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the Option Shares on the exercise date over the Exercise Price.

    	Shares acquired upon the exercise of a nonstatutory stock option by the payment of cash will have a basis equal to their fair market value on the exercise date and have a holding period beginning on the exercise date. Different rules apply if an optionee exercises a stock option by surrendering previously owned shares of Common Stock. Gain or loss recognized on a disposition of the Option Shares generally will qualify as long-term capital gain or loss if the shares have a holding period of more than 12 months.

    	The Company generally must collect and pay withholding taxes upon the exercise of a nonstatutory stock option. Withholding tax obligations arising from the exercise of a nonstatutory stock option may be satisfied by any payment method deemed appropriate by the Board of Directors, including by withholding from the Option Shares otherwise issuable upon the exercise of the nonstatutory stock option the number of Option Shares having a fair market value equal to the amount of the withholding tax obligation. If Option Shares are withheld upon exercise in order to satisfy withholding taxes, such withholding will be treated as though the optionee had received the withheld Option Shares upon the exercise of the nonstatutory stock option and immediately sold them to the Company at their fair market value on the exercise date. The optionee accordingly must recognize ordinary income in an amount equal to the excess of the fair market value of the withheld Option Shares on the exercise date over the amount he or she is deemed to have paid for them, in addition to the ordinary income attributable to the Option Shares which were not withheld.

Tax Consequences to the Company

    	The Company generally is allowed an income tax deduction for amounts that are taxable to optionees as ordinary income under the foregoing rules, if it satisfies all Federal income tax withholding requirements. Amounts deemed to be compensation to executive officers as a result of the exercise of stock options or the sale of Option Shares will not be taken into account in determining whether the compensation paid to the executive exceeds the limits on deductibility imposed under Section 162(m) of the Code.

                   	APPROVAL OF 1997 DIRECTORS' STOCK OPTION PLAN

Introduction

    	On August 29, 1997, the Board of Directors adopted, subject to stockholder approval, the Netter Digital Entertainment, Inc. 1997 Directors' Stock Option
Plan (the "1997 Directors' Plan"). The 1997 Directors' Plan is intended to allow each non-employee director ("Non-Employee Director") of the Company to receive annual grants of options to purchase shares of Common Stock.
Non-Employee Directors are not eligible to participate in the 1997 Plan.

    	The purpose of the 1997 Directors' Plan is to promote an increased incentive and personal interest in the welfare of the Company by those individuals who are primarily responsible for shaping the long-range plans of the Company, to assist the Company in attracting and retaining on the Board persons of exceptional competence and to provide compensation for services as a director of the Company. Stock options may not be granted under the 1997 Directors' Plan to any director who also is an employee of the Company or any of its subsidiaries.

    	The Company currently does not pay any cash compensation to Non-Employee Directors in consideration of their regular services as members of the Board of Directors; however, Non-Employee Directors are reimbursed for out-of-pocket expenses incurred in their attendance at Board of Directors or committee meetings. The Board of Directors believes compensating Non-Employee Directors through the grant of stock options aligns the interests of the Non-Employees Directors and stockholders and is in the best interests of the Company and its stockholders. Further, the Company has amended the 1995 Plan to eliminate the provision for further option grants thereunder to Non-Employee Directors. Accordingly, the Board of Directors recommends that stockholders vote "FOR" the 1997 Directors' Plan in order to assure that the Company will have available sufficient options and option shares to serve as a vehicle for attracting and retaining on its Board persons of exceptional competence and provide compensation for service as a director of the Company.

    	Messrs. Netter and Costa, who own, in the aggregate, 1,930,730 shares of Common Stock, representing 55.4% of the votes entitled to be cast at the Annual Meeting, have advised the Board of Directors that they intend to vote all of their shares in favor of the 1997 Directors' Plan.

    	The full text of the 1997 Directors' Plan is set forth as Appendix C hereto, and stockholders are urged to refer to it for a complete description of the 1997 Directors' Plan. The summary of the principal features of the 1997 Directors' Plan which follows is qualified in its entirety by reference to the complete text of the 1997 Directors' Plan.

Principal Features of the Plan

    	The 1997 Directors' Plan provides for annual grants of stock options to each Non-Employee Director. Pursuant to the provisions of the 1997 Directors' Plan, (a) each current Non-Employee Director, upon his or her reelection to the Board of Directors at the Annual Meeting, will be granted an Initial Stock Option ("Initial Stock Option") to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant and (b) each new Non-Employee Director, on the date of his or her election to the Board of Directors (whether elected by the stockholders or the Board of Directors), will be granted an Initial Stock Option to purchase 30,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. In addition to receiving an Initial Stock Option, each Non-Employee Director continuing to serve on the Board automatically will be granted an additional stock option to purchase 10,000 shares of Common Stock, at an exercise price equal to the fair market value of the Common Stock on the date of grant, on each successive anniversary of the date on which the Non-Employee Director was granted an Initial Stock Option; provided, however, that in no event shall any Non-Employee Director receive more than four such additional stock options. The determination of fair market value of the Common Stock is based on Nasdaq quotations.

    	A stock option, once granted to a Non-Employee Director, will remain in effect in accordance with its terms, even if the Non-Employee Director later enters the employ of the Company or one of its subsidiaries. However, if a Non-Employee Director becomes an employee of the Company or one of its subsidiaries, he or she no longer will be eligible for future grants under the 1997 Directors' Plan. Consulting services performed on behalf of the Company by a Non-Employee Director will not affect his or her eligibility to participate in the Plan.

    	A maximum of 350,000 shares of Common Stock may be issued under the 1997 Directors' Plan. If a stock option expires, terminates or is canceled for any reason without having been exercised in full, the shares of Common Stock not purchased thereunder are available for future grants. No stock options may be granted under the 1997 Directors' Plan after August 28, 2007.

    	The stock option term is for a period of five years from the date of grant.
Each stock option may be exercised in whole or in part by delivering it for surrender or endorsement to the Company, together with payment of the exercise price.  The exercise price may be paid in cash, by cashier's or certified check or, if authorized by the Board or a committee thereof, by surrender of previously owned shares of Common Stock.

    	Except as otherwise provided below, a Non-Employee Director may not exercise a stock option unless from the date of grant to the date of exercise the Non-Employee Director continuously serves on the Board of Directors. Upon the termination of the service of a Non-Employee Director as a director of the Company for any reason, the stock options then currently exercisable remain exercisable for a period of 90 days after the date of such termination, subject to earlier termination at the end of their fixed term.

    	Each stock option granted under the 1997 Directors' Plan is exercisable during a Non-Employee Director's lifetime only by the Non-Employee Director or by the Non-Employee Director's legal representative. Stock options are subject to such restrictions on transferability as the Board of Directors, in its sole discretion, may impose.

    	The 1997 Directors' Plan is administered by the Board of Directors or by a duly authorized committee of the Board. The Board or its duly authorized committee has complete authority, subject to the express provisions of the 1997 Directors' Plan, to adopt such rules and regulations, and to make all other determinations, deemed necessary or desirable for the administration of the 1997 Directors' Plan. However, neither the Board nor any committee has any discretion as to (i) the selection of the directors to whom stock options may be granted, (ii) the number of stock options that may be granted to each director,
(iii) the times at which or the periods within which stock options may be exercised, or (iv) except for the determination of fair market value in accordance with the provisions of the 1997 Directors' Plan, the price at which stock options may be exercised.

    	The Board of Directors may at any time suspend, amend or terminate the 1997
Directors' Plan.  Stockholder approval is required, however, to materially increase the benefits accruing to Non-Employee Directors, materially increase the number of securities which may be issued (except for adjustments under anti-dilution clauses) or materially modify the requirements as to eligibility for participation.

    	The following table sets forth certain information regarding the benefits to be received under the 1997 Directors' Plan by all non-executive directors as a group. No other directors, and no executive officers or other employees, are eligible to participate in the 1997 Directors' Plan.

                                	New Plan Benefits
                        	1997 Directors' Stock Option Plan

                                 							Dollar Value            Number of Units
	   Non-executive director
	    group (3 persons)		                 			(1)		                  	50,000(2)

-----------------------------
  	(1) 	The dollar value of the stock options granted under the Directors' Plan depends on the excess of the market price of the Common Stock on the date the option is exercised over the exercise price and cannot be determined at this time.
  	(2) 	Represents (a) the stock options to purchase 10,000 shares of Common
        Stock to be granted to the current Non-Employee Directors who have been nominated to serve on the Board, upon their re-election at the Annual
        Meeting and (b) the stock options to purchase 30,000 shares of Common
        Stock to be granted to the new Non-Employee Director who has been nominated to serve on the Board, upon his election at the Annual
        Meeting.  In addition, each Non-Employee Director who continues to serve on the Board and who does not enter into the employ of the Company or one of its subsidiaries will be granted an additional stock option to purchase 10,000 shares of Common Stock on each of the first four successive anniversaries of the date of grant of his
        or her initial stock option.

    	The Company intends to maintain a current Registration Statement on Form S-8 under the Securities Act with respect to the shares of Common Stock issuable upon the exercise of stock options granted under the 1997 Directors' Plan.

Summary of Federal Income Tax Consequences

    	The following discussion is a short summary of the Federal income tax consequences of the grant and exercise of stock options under the 1997 Directors' Plan.

Tax Consequences to Non-Employee Directors

    	A Non-Employee Director recognizes no taxable income upon the grant of a stock option under the 1997 Directors' Plan. In general, upon the exercise of the option, the Non-Employee Director will recognize ordinary income in an amount equal to the excess of the fair market value of the shares purchased on the exercise date over the exercise price.

    	Shares acquired upon the exercise of an option by the payment of cash will have a basis equal to their fair market value on the exercise date and have a holding period beginning on the exercise date. Different rules apply if a Non-Employee Director exercises a stock option by surrendering previously owned shares of Common Stock. Gain or loss recognized on a disposition of the shares issuable upon exercise of an option generally will qualify as long-term capital gain or loss if the shares have a holding period of more than 12 months.

    	Withholding tax obligations arising from the exercise of an option under the 1997 Directors' Plan may be satisfied by any payment method deemed appropriate by the Board, including by withholding from the shares of Common Stock otherwise issuable upon the exercise of the stock option the number of shares having a fair market value equal to the amount of the withholding tax obligation. If shares are withheld upon exercise in order to satisfy withholding taxes, such withholding will be treated as though the Non-Employee Director had received the withheld shares upon the exercise of the stock option and immediately sold them to the Company at their fair market value on the exercise date. The Non-Employee Director accordingly must recognize ordinary income in an amount equal to the excess of the fair market value of the withheld shares on the exercise date over the amount he is deemed to have paid for them, in addition to the ordinary income attributable to the shares which were not withheld.

Tax Consequences to the Company

    	The Company generally is allowed an income tax deduction for amounts that are taxable to optionees as ordinary income under the foregoing rules, if it satisfies all Federal income tax withholding requirements.

                              	SELECTION OF AUDITORS

    	The Board of Directors has selected the accounting firm of Feldman Radin & Co., P.C. to serve as independent auditors for the current fiscal year. Feldman Radin & Co., P.C. has served as the Company's independent auditors since 1995.

    	It is anticipated that representatives of Feldman Radin & Co., P.C. will be present at the Annual Meeting, and such representatives will be given the opportunity to make a statement, if they so desire, and to answer appropriate questions.


                                  MISCELLANEOUS

Stockholder Proposals

    	Stockholder proposals intended to be presented at the 1998 Annual Meeting of Stockholders must be received by Netter Digital by July 18, 1998 to be considered by Netter Digital for inclusion in Netter Digital's proxy statement and form of proxy relating to that meeting. Such proposals should be directed to the attention of the Secretary, Netter Digital Entertainment, Inc., 5125 Lankershim Blvd., North Hollywood, California 91601.

Compliance with Section 16(a) of the Securities Exchange Act

    	Section 16(a) of the Securities Exchange Act of 1934 requires Netter Digital's officers and directors, and persons who own more than ten percent of a registered class of Netter Digital's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by the Securities and Exchange Commission regulations to furnish Netter Digital with copies of all Section 16(a) forms they file.

    	Based solely on a review of the copies of such forms furnished to Netter Digital, or written representations that no Forms 5 were required, Netter Digital believes that, during fiscal 1997, all Section 16(a) filing requirements were complied with in regards to its officers, directors and greater than ten-percent beneficial owners.

Other Matters

    	Neither Netter Digital nor any of the persons named as proxies knows of any matters to be voted on at the Annual Meeting other than as described in this
Proxy Statement.  However, if any other matters are properly presented at the meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on such matters, subject to direction by the
Board of Directors.

    	The 1997 Annual Report to Stockholders accompanies this Proxy Statement, but is not to be deemed a part of the proxy soliciting material.

    	While you have the matter in mind, please complete, sign and return the enclosed proxy card.


                                   	APPENDIX A

    	RESOLVED, that the Certificate of Incorporation of this corporation shall be amended so that Article 4 reads in its entirety as follows:

"4. The total number of shares of stock which the corporation shall have authority to issue is 22,000,000 shares of which 20,000,000 shares shall be Common Stock, with the par value of One Cent ($.01) per share, and 2,000,000 shares shall be Preferred Stock, with the par value of One-Tenth of One Cent ($.001) per share, amounting in the aggregate to Two Hundred Two Thousand Dollars ($202,000)."

                                  	APPENDIX B

                       	NETTER DIGITAL ENTERTAINMENT, INC.
                        	1997 INCENTIVE STOCK OPTION PLAN

	    1.   	Purpose.  This Netter Digital Entertainment, Inc., 1997 Incentive
           -------
Stock Option Plan (the "Plan") is intended to allow designated employees, executive officers and consultants, including employee directors, (all of whom are sometimes collectively referred to herein as "Employees") of Netter Digital
Entertainment, Inc., a Delaware corporation ("Netter Digital"), and Sub-
sidiaries which it may have from time to time (Netter Digital and such
Subsidiaries being together referred to herein as the "Company") to receive certain options under the Plan ("Stock Options") to purchase Netter Digital's common stock, $.01 par value per share ("Common Stock"), as herein provided.
"Subsidiary" shall mean each corporation which is a "subsidiary corporation" of
Netter Digital, within the definition contained in Section 424(f) of the
Internal Revenue Code of 1986, as amended (the "Code").  The purpose of the Plan is to provide Employees with additional incentives to make significant and extraordinary contributions to the long-term performance and growth of the
Company and to attract and retain Employees of exceptional ability.

  	  2.  	 Administration.
           --------------
		         2.1  	The Plan shall be administered by the Board of Directors of
Netter Digital (the "Board").

       		  2.2  	The Board shall have full and complete authority, in its
discretion, but subject to the express provisions of the Plan: to approve the Employees nominated by the management of the Company to be granted Stock Options; to determine the number of Stock Options to be granted to an Employee; to determine the time or times at which Stock Options shall be granted; to establish the terms and conditions upon which Stock Options may be exercised; to remove or adjust any restrictions and conditions upon Stock Options; to specify, at the time of grant, provisions relating to the exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; to reprice Stock Options; and to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of the Plan. All interpretations and constructions of the Plan by the Board, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

		         2.3	The Company hereby agrees to indemnify and hold harmless each
Board member and each employee of the Company, and the estate and heirs of such
Board member or employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Board member or employee or his or her estate or heirs may suffer as a result of his or her responsibilities, obligations or duties in connection with the Plan, to the extent that insurance, if any, does not cover the payment of such items.

  	  3.   	Eligibility and Participation.  Employees eligible under the Plan
           -----------------------------
shall be approved by the Board from those Employees who, in the opinion of the management of the Company, are in positions which enable them to make significant and extraordinary contributions to the long-term performance and growth of the Company. In selecting Employees to whom Stock Options may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors.

  	  4.   	Grants.  The Board may grant Stock Options in such amounts, at such
           ------
times, and to such Employees nominated by the management of the Company as the
Board, in its discretion, may determine; provided, however, that the maximum number of shares of Common Stock for which Stock Options may be granted to any one Employee shall be 300,000.  Stock Options granted under the Plan shall constitute "incentive stock options" within the meaning of Section 422 of the
Code, if so designated by the Board on the date of grant.  The Board shall also have the discretion to grant Stock Options which do not constitute incentive stock options and any such Stock Options shall be designated non-statutory stock options by the Board on the date of grant.  The aggregate fair market value
(determined as of the time an incentive stock option is granted) of the Common
Stock with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of the
Company and any parent or subsidiary of the Company) may not exceed the maximum amount permitted under Section 422 of the Code (currently $100,000.00).
Non-statutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence.  Subject to the provisions of paragraph 11 hereof, the number of shares of Common Stock issued and issuable pursuant to the exercise of Stock Options granted hereunder shall not exceed 600,000.  Each Stock Option shall be evidenced by a written agreement
(the "Option Agreement") in a form approved by the Board, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted.  If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of Common Stock not purchased thereunder shall again be available for purposes of the Plan.

  	  5.   	Purchase Price.  The purchase price (the "Exercise Price") of shares
           --------------
of Common Stock subject to each Stock Option ("Option Shares") shall equal the fair market value ("Fair Market Value") of such shares on the date of grant of such Stock Option.  Notwithstanding the foregoing, the Exercise Price of Option
Shares subject to an incentive stock option granted to an Employee who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or Subsidiary shall be at least equal to 110% of the Fair Market Value of such shares on the date of grant of such Stock Option.  The Fair Market Value of a share of Common
Stock on any date shall be equal to the closing price of the Common Stock for the last preceding day on which Netter Digital's shares were traded, and the method for determining the closing price shall be determined by the Board.

    	6.   	Option Period.  The Stock Option period (the "Term") shall commence
           -------------
on the date of grant of the Stock Option and shall be ten years or such shorter period as is determined by the Board.  Notwithstanding the foregoing, the Term of an incentive stock option granted to an Employee who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary shall not exceed five years.  Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Board in its sole discretion may determine.  Such provisions need not be uniform.  If an Employee shall not in any period purchase all of the Option Shares which the Employee is entitled to purchase in such period, the Employee may purchase all or any part of such
Option Shares at any time prior to the expiration of the Stock Option.

	    7.   	Exercise of Options.
           -------------------
		         7.1  	Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the
Company, attention of the Corporate Secretary, at the principal office of the
Company, together with payment of the Exercise Price and an executed Notice and
Agreement of Exercise in the form prescribed by paragraph 7.2.  Payment may be made in cash, by cashier's or certified check or by surrender of previously owned shares of the Company's Common Stock valued pursuant to paragraph 5 (if the Board authorizes payment in stock).

      		   7.2  	Exercise of each Stock Option is conditioned upon the
agreement of the Employee to the terms and conditions of this Plan and of such
Stock Option as evidenced by the Employee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Board in its discretion.  Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that:  (a) no Option Shares will be sold or other-wise distributed in violation of the Securities Act of 1933 (the "Securities Act")
or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) if the Employee (a
"Section 16 Reporting Person") is subject to the reporting requirements of
Section 16(a) of the Securities and Exchange Act of 1934 ("Exchange Act"), the
Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws, and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

		         7.3  	No Stock Option shall be exercisable unless and until any
applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with.  The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Stock
Options and shares acquired thereunder, but there may be times when no such
Registration Statement will be currently effective.  The exercise of Stock
Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Board, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company.  If any Stock Option would expire for any reason except the end of its term during such a suspension, then, if the exercise of such Stock Option is duly tendered before its expiration, such Stock
Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension.  The Company shall have no obligation to file any Registration Statement covering resales of
Option Shares.

	    8.   	Continuous Employment.  Except as provided in paragraph 10 below, an
           ---------------------
Employee may not exercise a Stock Option unless from the date of grant to the date of exercise such Employee remains continuously in the employ of the
Company.  For purposes of this paragraph 8, the period of continuous employment of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which such Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed three (3) months and that such Employee returns to the employ of the Company at the expiration of such leave of absence.  If such Employee fails to return to the employ of the Company at the expiration of such leave of absence, such Employee's employment with the Company shall be deemed terminated as of the date such leave of absence commenced.  The continuous employment of an
Employee with the Company shall also be deemed to include any period during which such Employee is a member of the Armed Forces of the United States, provided that such Employee returns to the employ of the Company within ninety
(90) days (or such longer period as may be prescribed by law) from the date such
Employee first becomes entitled to discharge.  If an Employee does not return to the employ of the Company within ninety (90) days (or such longer period as may be prescribed by law) from the date such Employee first becomes entitled to discharge, such Employee's employment with the Company shall be deemed to have terminated as of the date such Employee's military service ended.

    	9.   	Restrictions on Transfer.  Incentive stock options granted under this
           ------------------------
Plan shall be transferable only by will or the laws of descent and distribution.
The Board shall have discretion to grant non-statutory stock options that are not subject to the restrictions on transfer relating to incentive stock options contained in the preceding sentence; provided, however, that non-statutory stock options granted to a Section 16 Reporting Person shall be subject to such restrictions on transfer as may be required to qualify for the exemption provided for in Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act ("Rule 16b-3") or otherwise imposed by the Board in its sole and absolute discretion.  No interest of any Employee under the Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process.  Each Stock Option shall be exercisable during an Employee's lifetime only by such Employee and, in the case of non-statutory stock options, such Employee's permitted transferees.

	    10.  	Termination of Employment.
            -------------------------
		         10.1	  Subject to the discretion of the Board with respect to non-
statutory Stock Options, upon termination of an Employee's employment with the
Company by reason of death,  all outstanding Stock Options to the extent exercisable on the date of death of the Employee shall remain in full force and effect and may be exercised pursuant to the provisions thereof at any time prior to expiration at the end of the fixed term thereof.  Upon termination of an
Employee's employment with the Company by reason of Disability, all outstanding
Stock Options to the extent exercisable on the date of termination of employment may be exercised pursuant to the provisions thereof at any time until the earlier of the end of the fixed term thereof and the expiration of twelve months following termination of the Employee's employment.  Unless otherwise provided by the Board, all Stock Options to the extent not presently exercisable by such
Employee at the date of death or termination of employment by reason of
Disability shall terminate as of the date of death or such termination of employment and shall not be exercisable thereafter.

		        10.2  	Subject to the discretion of the Board with respect to non-
statutory Stock Options, upon the termination of the Employee's employment with the Company for any reason other than the reasons set forth in paragraph 10.1 hereof, the Stock Option may be exercised during the period of three months following the date of such termination of employment, but only to the extent that such Stock Option was outstanding and exercisable on such date of termination of employment.  Unless otherwise provided by the Board, all Stock
Options to the extent not then presently exercisable by such Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

		        10.3   For purposes of this Plan, "Disability" shall mean total
and permanent incapacity of an Employee, due to physical impairment or legally established mental incompetence, to perform the usual duties of such
Employee's employment with the Company, which disability shall be determined: (i) on medical evidence by a licensed physician designated by the
Board, or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability.

    11.   	Adjustments Upon Change in Capitalization.
           -----------------------------------------
           11.1	  The number and class of shares subject to each outstanding
Stock Option, the Exercise Price thereof (but not the total price) and the maximum number of Stock Options that may be granted under the Plan shall be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of five percent (5%) for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that upon exercise of the Stock Option, the Employee shall receive the number and class of shares such Employee would have received had such Employee been the holder of the number of shares of Common Stock for which the Stock Option is being exercised upon the date of such change or increase or decrease in the number of issued shares of the Company.

		          11.2  	Upon a reorganization, merger or consolidation of the
Company with one or more corporations as a result of which Netter Digital is not the surviving corporation or in which Netter Digital survives as a wholly-
owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to shareholders of more than ten percent (10%) of the Company's assets, adequate adjustment or other provisions shall be made by the
Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares then remaining, as if the Employee had been the owner of such Option Shares as of the applicable date.  Any securities so substituted shall be subject to similar successive adjustments.

		         11.3  	In the sole discretion of the Board, Stock Options may include provisions, on terms (which need not be uniform) authorized by the Board in its sole discretion, that accelerate the Employees' rights to exercise Stock Options upon a "Change in Control" (as defined by the Board in its sole discretion) of the Company.

  	  12.   	Withholding Taxes.  The Company shall have the right at the time of
            -----------------
exercise of any Stock Option to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise ("Tax Liability"), to ensure the payment of any such Tax Liability.  The Company may provide for the payment of any Tax
Liability by any of the following means or a combination of such means, as determined by the Board in its sole and absolute discretion in the particular case:  (i) by requiring the Employee to tender a cash payment to the Company,
(ii) by withholding from the Employee's salary, (iii) by withholding from the
Option Shares which would otherwise be issuable upon exercise of the Stock
Option that number of Option Shares having an aggregate fair market value
(determined in the manner prescribed by paragraph 5) as of the date the withholding tax obligation arises that is equal to the Employee's Tax Liability or (iv) by any other method deemed appropriate by the Board.  Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (iii) above upon satisfaction of such additional conditions as the Board shall deem in its sole and absolute discretion as appropriate in order for such withholding of Option Shares to qualify for the exemption provided for in Section 16b-3 of the Exchange Act.

	    13.   	Relationship to Other Employee Benefit Plans.  Stock Options granted
            --------------------------------------------
hereunder shall not be deemed to be salary or other compensation to any Employee for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

	    14.   	Amendments and Termination.  The Board of Directors may at any time
            --------------------------
suspend, amend or terminate this Plan.  No amendment or modification of this
Plan may be adopted, except subject to shareholder approval, which would materially increase the number of securities which may be issued under this Plan
(except for adjustments pursuant to paragraph 11 hereof) or change the designation of Employees eligible to receive incentive stock options under the
Plan.

	    15.   	Successors in Interest.  The provisions of this Plan and the actions
            ----------------------
of the Board shall be binding upon all heirs, successors and assigns of the
Company and of Employees.

	    16.   	Other Documents.  All documents prepared, executed or delivered in
            ---------------
connection with this Plan shall be, in substance and form, as established and modified by the Board or by persons under its direction and supervision;
provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.
All Stock Options shall be evidenced by written agreements executed by the
Company and the Employees to whom the Stock Options have been granted.

	    17.   	No Obligation to Continue Employment.  This Plan and grants
            ------------------------------------
hereunder shall not impose any obligation on the Company to continue to employ any Employee.  Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment contract between an Employee (or other employee) and the Company.

    	18.   	Misconduct of an Employee.  Notwithstanding any other provision of
            -------------------------
this Plan, if an Employee commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action materially inimical to the best interests of the Company, as determined by the Board, in its sole and absolute discretion, such Employee shall forfeit all rights and benefits under this Plan.

	    19.   	Term of Plan.  This Plan was adopted by the Board effective August
            ------------
29, 1997.  No Stock Options may be granted under this Plan after August 28,
2007.

	    20.   	Governing Law.  This Plan shall be construed in accordance with, and
            -------------
governed by, the laws of the State of Delaware.

	    21.   	Shareholder Approval.  No Stock Option shall be exercisable unless
            --------------------
and until the shareholders of the Company have approved this Plan and all other legal requirements have been fully complied with.

   	 22.   	Privileges of Stock Ownership.  The holder of a Stock Option shall
            -----------------------------
not be entitled to the privileges of stock ownership as to any shares of the Company common stock not actually issued to such holder.

    	IN WITNESS WHEREOF, this Plan has been executed effective as of the 29th day of August, 1997.

                                    					 	NETTER DIGITAL ENTERTAINMENT, INC.

                                     						By
		                                           --------------------------------

		                                     				Its
		                                            -------------------------------

                                  	APPENDIX C

                       	NETTER DIGITAL ENTERTAINMENT, INC.
 	                      1997 DIRECTORS' STOCK OPTION PLAN

    	1.  	Purpose.
          -------

    	This Netter Digital Entertainment, Inc. 1997 Directors' Stock Option Plan (the "Plan") is intended to promote the best interests of Netter Digital Entertainment, Inc., a Delaware corporation ("Netter Digital"), and its stockholders by providing to each member of Netter Digital's Board of Directors (the "Board") who is a Non-Employee Director (as defined in paragraph 3 herein) the opportunity to acquire a proprietary interest in Netter Digital by receiving options ("Stock Options") to purchase Netter Digital's common stock, $.01 par value ("Common Stock"), as herein provided. The Plan is intended to promote an increased incentive and personal interest in the welfare of Netter Digital by those individuals who are primarily responsible for shaping the long-range plans of Netter Digital, assist Netter Digital in attracting and retaining on its Board persons of exceptional competence and provide compensation for service as a director of Netter Digital.

    	2.   	Administration.
           --------------

	         	2.1  	The Plan shall be administered by the Board or by a duly
authorized committee of the Board.  Unless and until the Board specifically delegates administration of the Plan to a committee of the Board empowered to administer the Plan, all references in the Plan to the "Committee" shall mean the Board.

         		2.2  	The Committee shall have no discretion as to (a) the selection of directors to whom Stock Options may be granted, (b) the number of Stock
Options granted to each director, (c) the times at which or the periods within which Stock Options may be exercised, or (d) except to the limited extent provided in paragraph 5, the price at which Stock Options may be exercised.
However, the Committee shall have full and complete authority, subject to the express provisions of the Plan, to adopt such rules and regulations and to make all other determinations that are deemed necessary or desirable for the administration of the Plan.  All interpretations and constructions of the Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

        	 	2.3  	Netter Digital shall indemnify and hold harmless each Committee member and each director and employee of Netter Digital, and the estate and heirs of such Committee member, director or employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member, director or employee or his or her estate or heirs may suffer as a result of his or her responsibilities, obligations or duties in connection with the Plan, to the extent that insurance, if any, does not cover the payment of such items.

    	3.   	Eligibility.
           -----------

    	Each member of the Board who is not an employee of Netter Digital or any of its Subsidiaries (as herein defined) or of any parent corporation of Netter
Digital (a "Non-Employee Director") automatically shall receive annual grants of
Stock Options under the Plan.  Consulting services performed on behalf of Netter
Digital or any of its affiliates by a member of the Board will not affect his or her eligibility to participate in the Plan.  Eligibility shall be determined with respect to each director reelected or first elected after this Plan is adopted by the Board, on the date such director is so reelected or elected, as the case may be, and on each anniversary thereof.  A Stock Option, once granted to a Non-Employee Director, shall remain in effect in accordance with its terms even if the optionee later enters the employ of Netter Digital or a Subsidiary or parent.  "Subsidiary" shall mean each corporation which is a "subsidiary corporation" of Netter Digital within the definition contained in Section 424(f)
of the Internal Revenue Code of 1986, as amended (the "Code").

    	4.   	Grants.
           ------

         		4.1  	Each Non-Employee Director who is reelected after this Plan is adopted by the Board shall be automatically granted an initial Stock Option
("Initial Stock Option") to purchase 10,000 shares of Common Stock on the date of such reelection, and each Non-Employee Director who is first elected a director after this Plan is adopted by the Board shall be automatically granted an Initial Stock Option to purchase 30,000 shares of Common Stock on the date of such election.

         		4.2  	Each Non-Employee Director serving on the Board also
automatically shall be granted an additional Stock Option ("Additional Stock
Option") to purchase 10,000 shares of Common Stock on each successive anniversary of the date on which the Non-Employee Director was granted an
Initial Stock Option, provided that the Non-Employee Director continues to satisfy the eligibility requirements set forth in paragraph 3, and provided further that in no event shall any Non-Employee Director be granted more than four such Additional Stock Options.

         		4.3  	Subject to the provisions of paragraph 11 of this Plan, the
number of shares of Common Stock issued and issuable upon the exercise of Stock
Options granted under this Plan shall not exceed 350,000.

    	5.   	Purchase Price.
           --------------

    	The purchase price (the "Exercise Price") of shares of Common Stock subject to each Stock Option ("Option Shares") shall equal the fair market value ("Fair
Market Value") of such shares on the date of grant (the "Date of Grant") of such
Stock Option.  The Fair Market Value of a share of Common Stock on any date shall be equal to the closing price of the Common Stock for the last preceding day on which Netter Digital's shares were traded, and the method for determining the closing price shall be determined by the Committee.

    	6.   	Option Period.
           -------------

    	The term of each Stock Option shall commence on the Date of Grant and shall be five years.  Each Stock Option shall first be exercisable in full six months and one day after the Date of Grant.

    	7.   	Exercise of Options.
           -------------------

         		7.1  	Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to Netter
Digital, attention of the Corporate Secretary, at Netter Digital's principal office, together with payment of the Exercise Price and an executed Notice and
Agreement of Exercise in the form prescribed by paragraph 7.2. Payment may be made in cash, by cashier's or certified check or by surrender of previously owned shares of Netter Digital's Common Stock valued pursuant to paragraph 5 (if the Committee authorizes payment in stock).

          	7.2   	Exercise of each Stock Option is conditioned upon the
agreement of the Non-Employee Director to the terms and conditions of this Plan and of such Stock Option as evidenced by the Non-Employee Director's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Non-Employee Director that: (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933 (the "Securities Act") or any other applicable federal or state securities laws;
(b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions; (c) Netter Digital may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability; and (d) each Non-Employee Director will furnish to Netter Digital a copy of each Form 4 or Form 5 filed by said Non-Employee Director under Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and will timely file all reports required under the federal securities laws.

	         	7.3  	No Stock Option shall be exercisable unless and until any
applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with.  Netter Digital will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Stock
Options and shares acquired thereunder, but there may be times when no such
Registration Statement will be currently effective.  The exercise of Stock
Options may be temporarily suspended without liability to Netter Digital during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over Netter Digital.  If any Stock Option would expire for any reason except the end of its term during such a suspension, then, if the exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension.  Netter Digital shall have no obligation to file any Registration
Statement covering resales of Option Shares.

    	8.   	Continuous Directorship.
           -----------------------

    	Except as provided in paragraph 10 below, a Non-Employee Director may not exercise a Stock Option unless from the Date of Grant to the date of exercise such Non-Employee Director continuously serves as a director of Netter Digital.

    	9.   	Restrictions on Transfer.
           ------------------------

    	Each Stock Option granted under this Plan shall be subject to such restrictions on transfer as may be required to qualify for the exemption provided for in Rule 16b-3 promulgated by the Securities and Exchange
Commission pursuant to the Exchange Act or otherwise imposed by the Board in its sole discretion. No interest of any Non-Employee Director under the Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during a Non-Employee Director's lifetime only by such Non-Employee Director or by such Non-Employee Director's legal representative.

    	10.  	Termination of Service.
           ----------------------

    	Upon the termination of the service of a Non-Employee Director as a director of Netter Digital for any reason, (a) all Stock Options to the extent then presently exercisable by such Non-Employee Director shall remain exercisable only for a period of ninety (90) days after the date of such termination of service and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) all Stock Options to the extent not then presently exercisable by such Non-Employee Director shall terminate as of the date of such termination of service and shall not be exercisable thereafter.

    	11.  	Adjustments Upon Change in Capitalization.
           -----------------------------------------

         		11.1 	The number and class of shares subject to each outstanding
Stock Option, the Exercise Price thereof (but not the total price) and the maximum number of Stock Options that may be granted under the Plan shall be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of five percent (5%) for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that upon exercise of the Stock Option, the Non-Employee Director shall receive the number and class of shares such Non--Employee Director would have received had such Non-Employee Director been the holder of the number of shares of Common Stock for which the Stock Option is being exercised upon the date of such change or increase or decrease in the number of issued shares of
Netter Digital.

         		11.2 	Upon a reorganization, merger or consolidation of Netter
Digital with one or more corporations as a result of which Netter Digital is not the surviving corporation or in which Netter Digital survives as a subsidiary of another corporation, or upon a sale of all or substantially all of the property of Netter Digital to another corporation, or any dividend or distribution to stockholders of more than ten percent (10%) of Netter Digital's assets, adequate adjustment or other provisions shall be made by Netter Digital or the other party to such transaction so that there shall remain and/or be substituted for the Option Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option
Shares then remaining, as if the Non-Employee Director had been the owner of such Option Shares as of the applicable date.  Any securities so substituted shall be subject to similar successive adjustments.

    	12.  	Withholding Taxes.
           -----------------

    	Netter Digital shall have the right at the time of exercise of any Stock Option to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise ("Tax Liability"), to ensure the payment of any such Tax Liability. Netter Digital may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case: (i) by requiring the Non-Employee Director to tender a cash payment to Netter Digital;
(ii) by withholding from the Non-Employee Director's cash compensation; (iii) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option that number of Option Shares having an aggregate fair market value (determined in the manner prescribed by paragraph 5) as of the date the withholding tax obligation arises that is equal to the Non-Employee Director's Tax Liability; or (iv) by any other method deemed appropriate by the Committee. Satisfaction of the Tax Liability of a Non-Employee Director may be made by the method of payment specified in clause (iii) above upon satisfaction of such additional conditions as the Committee shall deem in its sole and absolute discretion as appropriate in order for such withholding of Option Shares to qualify for the exemption provided for in Section 16b-3 of the Exchange Act.

    	13.  	Amendments and Termination.
           --------------------------

    	The Board of Directors may at any time suspend, amend or terminate this Plan; provided, however, that the provisions of paragraphs 3, 4, 5 and 6 of this Plan may not be amended more than once every six months, other than to comport with changes in the Code or the Employee Retirement Income Security Act or the rules and regulations thereunder. No amendment or modification of this Plan may be adopted, except subject to stockholder approval, which would: (a) materially increase the benefits accruing to Non-Employee Directors under this Plan; (b) materially increase the number of securities which may be issued under this Plan (except for adjustments pursuant to paragraph 11 hereof); or (c) materially modify the requirements as to eligibility for participation in the Plan.

    	14.  	Successors in Interest.
           ----------------------

    	The provisions of this Plan and the actions of the Committee shall be binding upon all heirs, successors and assigns of Netter Digital and of Non-Employee Directors.

    	15.  	Other Documents.
           ---------------

    	All documents prepared, executed or delivered in connection with this Plan shall be, in substance and form, as established and modified by the Committee or by persons under its direction and supervision; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

    	16.  	Misconduct of a Non-Employee Director.
           -------------------------------------

    	Notwithstanding any other provision of this Plan, all unexercised Stock Options held by a Non-Employee Director shall automatically terminate as of the date his or her directorship is terminated, if such directorship is terminated on account of any act of fraud, embezzlement, misappropriation or conversion of assets or opportunities of Netter Digital. Upon termination of such Stock Options, such Non-Employee Director shall forfeit all rights and benefits under this Plan.

    	17.  	Term of Plan.
           ------------

    	This Plan was adopted by the Board on August 29, 1997. No Stock Options may be granted under this Plan after August 28, 2007.

    	18.  	Governing Law.
           -------------

    	This Plan shall be construed in accordance with, and governed by, the laws of the State of Delaware.

    	19.  	Privileges of Stock Ownership.
           -----------------------------

    	The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of Netter Digital Common Stock not actually issued to such holder.

    	IN WITNESS WHEREOF, this Plan has been executed on August 29, 1997.

                                       						NETTER DIGITAL ENTERTAINMENT, INC.

					                                       	By:
                                                -------------------------------

					                                       	Its:
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